UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2026

AXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-24085	94-3031310
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4281 Technology Drive

Fremont, California 94538

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (510) 438-4700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol	Name of each exchange on which registered:
Common Stock, $0.001 par value	AXTI	The NASDAQ Stock Market LLC

Item 8.01. Other Events.

On May 14, 2026, AXT, Inc. (the “Company”) called to order its 2026 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, there were not present or represented by proxy a sufficient number of shares of the Company’s stock entitled to vote in order to constitute a quorum. The Company adjourned the Annual Meeting until June 4, 2026 at 11:00 a.m. Pacific Time. At that time, the Annual Meeting will be reconvened at the Company’s headquarters, 4281 Technology Drive, Fremont, California 94538.

The record date for the Annual Meeting remains March 20, 2026. Stockholders of the Company who have previously submitted their proxy or otherwise voted and who do not want to change their vote do not need to take any action.

No changes have been made in the proposals to be voted on by stockholders at the Annual Meeting. The Company strongly encourages all of its stockholders to read the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2026 (the “Proxy Statement”) and other proxy materials relating to the Annual Meeting, which are available free of charge on the SEC’s website at www.sec.gov.

On May 15, 2026, the Company issued a press release to announce the adjournment of the Annual Meetinng, which is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in the press release furnished as Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, or incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated May 15, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AXT, INC.

Date: May 15, 2026	By:	/s/ Gary L. Fischer
Gary L. Fischer
Chief Financial Officer and Corporate Secretary

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